SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest event reported): JUNE 21, 2004
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                              E COM VENTURES, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



          FLORIDA                    0-19714                  65-0977964
          -------                    -------                  ----------
 (State of Incorporation)    (Commission File Number)        (IRS Employer
                                                          Identification No.)



               251 INTERNATIONAL PARKWAY, SUNRISE, FLORIDA 33325
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                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (954) 335-9100
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

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

PERFUMANIA MARKETING, a wholly owned subsidiary of E Com Ventures, Inc. and the nation's largest discount perfumery chain, announced on June 21, 2004, the departure of Jeffrey Geller, Chief Operating Officer. Existing senior management will absorb the duties of Mr. Geller.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

       Exhibit No.      Description
       -----------      -----------


        99.1 Press Release dated June 21, 2004 announcing the departure of Perfumania Marketing Chief Operating Officer, Jeffery Geller.


                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 21st day of June, 2004.


                                          E COM VENTURES, INC.



                                          By: /s/ A. Mark Young
                                              ----------------------------------
                                              A. Mark Young
                                              Chief Financial Officer